UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Porch Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! PORCH GROUP, INC. 2022 Annual Meeting Vote by June 7, 2022 11:59 PM ET PORCH GROUP, INC. 411 FIRST AVENUE SOUTH, SUITE 501 SEATTLE, WA 98104 D81886-P72588 You invested in PORCH GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 8, 2022. Get informed before you vote View the Form 10-K and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 8, 2022 9:00 AM PDT Virtually at: www.virtualshareholdermeeting.com/PRCH2022 *Please check the meeting materials for any special requirements for meeting attendance. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items Year D81887-P72588 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. To elect two Class II directors to serve until the 2025 Annual Meeting of Stockholders. Nominees: 01) Alan Pickerill 02) Regi Vengalil For 2. To approve an amendment to the Second Amended and Restated Certificate of Incorporation of Porch Group, Inc. (the “Certificate of Incorporation”) to declassify our Board of Directors. For 3. To approve an amendment to our Certificate of Incorporation to eliminate the Supermajority Voting Standard (as defined in the enclosed proxy statement). For 4. To approve of, on an advisory (non-binding) basis, the compensation of our Named Executive Officers (as defined in the enclosed proxy statement). For 5. To approve of, on an advisory (non-binding) basis, the frequency of future advisory votes to approve the compensation of our Named Executive Officers. Every 6. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for Porch Group, Inc. for the year ending December 31, 2022. For NOTE: The proxies are authorized to vote at their discretion upon any other matter that may properly come before the meeting or any adjournment or postponement thereof.